UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  June 6, 2011

LIFE PARTNERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)

204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code:  254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Life Partners Holdings, Inc. (“we” or “Life Partners”) are filing this Amendment No. 1 to Form 8-K (“Amendment No. 1”) to correct an error in Item 8.01 of the Current Report on Form 8-K that we filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2011 (the “Original Filing”).  The Original Filing erroneously reported and reflected in Item 8.01 that we understood the expanded Wells Notice includes allegations about the disclosures regarding and the propriety of the accrual of reserves for premium advances that we might make on certain client policies.  The allegations do not relate to the accrual of reserves, but to disclosures about our accounting policy for premium advances.

We have amended and restated Item 8.01 to reflect this correction.  Except for the foregoing, there are no other changes to the Original Filing.

Item 8.01.  Other Events

As we previously disclosed, on May 9, 2011, we received a “Wells Notice” from the Staff of the Fort Worth office of the SEC stating that the Staff will recommend that the SEC bring a civil injunctive action against us and two of our directors and executive officers, Brian D. Pardo and R. Scott Peden, for possible violations of Section 17(a) of the Securities Act of 1933, Sections 10(b) and 13(a) of the Securities Exchange Act of 1934, and certain rules thereunder.  On June 3, 2011, we received an amended Wells Notice expanding the scope of the recommendation for civil action.  The expanded Wells Notice states that the Staff will recommend that the SEC bring a civil injunctive action against us and three of our directors and executive officers, Brian D. Pardo, R. Scott Peden and David M. Martin, for possible violations of Section 17(a) of the Securities Act of 1933, Sections 10(b) 13(a), 13(b)(2)(A) and (B) of the Securities Exchange Act of 1934, and certain rules thereunder.

We understood that the initial Wells Notice related primarily to our knowledge of and disclosures about the accuracy of the estimates of the life expectancies of settlors.  We understand that the expanded Wells Notice also includes allegations about the disclosures regarding and the propriety of certain of our accounting policies and practices, including revenue recognition, the impairment of life settlements held by us for investment, and the stated policy for premium advances that we might make on certain client policies.

The Wells Notice is neither a formal allegation nor a finding of wrongdoing.  Upon receipt of a Wells Notice, the recipient is afforded an opportunity to present its positions with respect to the Staff’s recommendation before the SEC decides whether an enforcement action will be authorized.  We intend to respond by setting forth our positions and explaining why we believe an enforcement action is not warranted.  We cannot predict whether the SEC will accept our positions or follow the recommendations of the Staff and initiate an enforcement action.

On June 6, 2011, we issued a press release announcing the expanded Wells Notice, which was furnished as an exhibit to the Original Filing and is posted on our website (www.lphi.com).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2011

Life Partners Holdings, Inc.

By:	/s/ David M. Martin
David M. Martin
Principal Financial Officer